Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated April 8, 2024 to the

Summary Prospectus for Emerging Markets ex China Portfolio (Institutional Class) and Summary Prospectuses for Global Equity Portfolio (Institutional Class, Institutional Class Z and Advisor Class), each dated February 28, 2024 (collectively, the “Summary Prospectuses”) and

Prospectus for Institutional Investors, Prospectus for Individual Investors and Prospectus for Institutional Investors – Institutional Class Z, each dated February 28, 2024 (collectively, the “Prospectuses”), and Statement of Additional Information, dated February 28, 2024

A.	Changes Applicable to the Emerging Markets ex China Portfolio, Effective May 1, 2024

Effective May 1, 2024, Richard Schmidt will no longer serve as a portfolio manager of the Emerging Markets ex China Portfolio. Pradipta Chakrabortty, Scott Crawshaw, Lee Gao and Babatunde Ojo will continue to serve as portfolio managers. Accordingly, the following changes are effective May 1, 2024:

The paragraph that appears after the caption “Portfolio Managers” in the Summary Prospectus for the Emerging Markets ex China Portfolio and in the Institutional Prospectus with respect to the Emerging Markets ex China Portfolio is replaced with the following:

Pradipta Chakrabortty, Scott Crawshaw, Lee Gao and Babatunde Ojo serve as the portfolio managers of the Emerging Markets ex China Portfolio. Mr. Chakrabortty and Mr. Crawshaw have each held their position since the Portfolio’s inception. Mr. Gao has held his position since January 2023 and Mr. Ojo has held his position since January 2024.

The paragraph related to Mr. Schmidt that appears after the caption “Management of the Fund - Portfolio Management” in the Institutional Prospectus is replaced with the following:

Richard Schmidt, CFA has been a portfolio manager and analyst since 2011. As an analyst, he focuses on consumer staples companies. Mr. Schmidt graduated from Georgetown University in 1986. He joined Harding Loevner in 2011. Mr. Schmidt serves as a portfolio manager for the Global Equity Portfolio. Mr. Schmidt has held his position with the Global Equity Portfolio since February 2015.

B.	Changes Applicable to the Global Equity Portfolio, Effective October 1, 2024

Effective October 1, 2024, Richard Schmidt will replace Peter Baughan as co-lead portfolio manager of the Global Equity Portfolio. Christopher Mack and Moon Surana will continue to serve as portfolio managers and Jingyi Li will continue to serve as co-lead portfolio manager. Mr. Baughan will no longer serve as a portfolio manager as he plans to retire from Harding Loevner at the end of the year. Accordingly, the following changes are effective October 1, 2024:

The paragraph that appears after the caption “Portfolio Managers” in the Summary Prospectus for each class of the Global Equity Portfolio and in the Prospectuses with respect to the Global Equity Portfolio is replaced with the following:

Jingyi Li, Christopher Mack, Richard Schmidt and Moon Surana serve as the portfolio managers of the Global Equity Portfolio. Mr. Li has held his position since February 2019,

Mr. Mack has held his position since June 2014, Mr. Schmidt has held his position since February 2015 and Ms. Surana has held her position since January 2022. Messrs. Li and Schmidt are the co-lead portfolio managers.

The respective paragraphs related to Mr. Schmidt that appear after the caption “Management of the Fund - Portfolio Management” in the Prospectuses are replaced with the following:

Richard Schmidt, CFA has been a portfolio manager and analyst since 2011. As an analyst, he focuses on consumer staples companies. Mr. Schmidt graduated from Georgetown University in 1986. He joined Harding Loevner in 2011. Mr. Schmidt serves as a co-lead portfolio manager for the Global Equity Portfolio. Mr. Schmidt has held his position with the Global Equity Portfolio since February 2015.

In addition, all references to Mr. Baughan appearing in the Prospectuses, Summary Prospectuses and Statement of Additional Information are deleted in their entirety.

Investors Should Retain this Supplement for Future Reference.